SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2003
                                                         -----------------

                               KOGER EQUITY, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
         --------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       1-9997                                                 59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                                     (IRS Employer
                                                             Identification No.)

 225 NE MIZNER BOULEVARD, SUITE 200
 BOCA RATON, FLORIDA                                                   33432
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

                                 (561) 395-9666
         --------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)



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Item 9.  Regulation FD Disclosure

Koger Equity, Inc. announced the proper tax treatment of its 2002 dividends paid to shareholders, as more particularly described in its News Releases, dated January 24, 2003, and January 28, 2003, copies of which are attached hereto as Exhibits 99(a) and 99(b) and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number   Description of Exhibit
         -------  ----------------------

          99(a)   Koger Equity, Inc. News Release, dated January 24, 2003.

          99(b)   Koger Equity, Inc. News Release, dated January 28, 2003.











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          KOGER EQUITY, INC.




Dated:  January 28, 2003                    By:           /S/Thomas J. Crocker
                                               -------------------------------
                                                         Thomas J. Crocker
                                          Title:         Chief Executive Officer









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                                                             EXHIBIT INDEX

The following designated exhibits are filed herewith:

         Exhibit
         Number   Description of Exhibit
         -------  ----------------------

          99(a)   Koger Equity, Inc. News Release, dated January 24, 2003.

          99(b)   Koger Equity, Inc. News Release, dated January 28, 2003.






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                                                  Exhibit 99(a)


                                                  KOGER EQUITY, INC.
                                                  225 NE Mizner Blvd., Suite 200
                                                  Boca Raton, Florida 33432




             KOGER EQUITY ANNOUNCES TAX TREATMENT OF 2002 DIVIDENDS


BOCA RATON, FLORIDA--January 24, 2003--Koger Equity, Inc. (NYSE: KE) today announced the proper tax treatment of its 2002 dividends paid to shareholders.

For 2002, Koger paid total dividends of $1.40 per share which are characterized as follows:



      Record Date      Payment Date   Total Dividend per Share   Taxable Ordinary Dividend
      03/31/2002       05/02/2002            $0.35                       $0.35
      06/30/2002       09/01/2002             0.35                        0.35
      09/30/2002       11/07/2002             0.35                        0.35
      12/31/2002       02/06/2003             0.35                        0.35

        Totals                               $1.40                      $1.40



Shareholders are advised to consult with their tax advisor about specific tax treatment of Koger's 2002 dividends.

Koger Equity, Inc. owns and operates 124 office buildings, containing 8.93 million rentable square feet, primarily located within 16 suburban office projects in nine cities in the Southeastern United States and Houston, Texas.

Additional information about Koger is available upon request from Investor Relations, 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432-3945, or call 1-800-850-2037, or visit Koger's website at www.koger.com.




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



                                                  Exhibit 99(b)
                                                  KOGER EQUITY, INC.
                                                  225 NE Mizner Blvd., Suite 200
                                                  Boca Raton, Florida 33432


KOGER EQUITY CLARIFIES TAX TREATMENT OF 2002 DIVIDENDS

BOCA RATON, FLORIDA--January 28, 2003--Koger Equity, Inc. (NYSE: KE) today clarified the proper tax treatment of its 2002 dividends paid to shareholders. The announcement issued January 24, 2003 included dividends declared in 2002 but not paid until 2003.

For 2002, Koger paid total dividends of $1.40 per share which are characterized as follows:


      Record Date      Payment Date   Total Dividend per Share   Taxable Ordinary Dividend
      12/31/2001       02/07/2002           $0.35                       $0.35
      03/31/2002       05/02/2002            0.35                       0.35
      06/30/2002       08/01/2002            0.35                       0.35
      09/30/2002       11/07/2002            0.35                       0.35
                                             ----                       ----

        Totals                              $1.40                      $1.40


Shareholders are advised to consult with their tax advisor about specific tax treatment of Koger's 2002 dividends.

Koger Equity, Inc. owns and operates 124 office buildings, containing 8.93 million rentable square feet, primarily located within 16 suburban office projects in nine cities in the Southeastern United States and Houston, Texas.

Additional information about Koger is available upon request from Investor Relations, 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432-3945, or call 1-800-850-2037, or visit Koger's website at www.koger.com.



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